FLEXIBLE PREMIUM VARIABLE ANNUITY – A

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated October 23, 2006

to the

Prospectus dated May 1, 2006

At the close of business on or about October 27, 2006, the Salomon All Cap portfolio will be renamed Legg Mason Partners All Cap portfolio.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity – A dated May 1, 2006